www.skyhawkfunds.com 888.202.1338

Skyhawk
Small Cap Fund

Prospectus
February 1, 2008

The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SKYHAWK SMALL CAP FUND

TABLE OF CONTENTS

An Overview of the Fund	1
Fees and Expenses	3
Other Investment Practices	4
Management of the Fund	4
The Fund’s Share Price	6
Purchasing Shares	7
Redeeming Shares	11
Dividends, Distributions and Taxes	15
Financial Highlights	16

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how the Skyhawk Small Cap Fund invests and the services it offers to shareholders.

AN OVERVIEW OF THE FUND

1.	What is the Fund’s Investment Objective?

The Skyhawk Small Cap Fund (the “Fund”) seeks long-term capital appreciation.

2.	What are the Fund’s Principal Investment Strategies?

The Fund normally invests at least 80% of its net assets in the equity securities of small capitalization companies.  The Fund defines small capitalization companies as those companies whose market capitalization, at the time of purchase, are bound by the minimum and maximum market capitalizations of either the Russell 2000® Index or the S&P Small Cap 600 Index at any time over the twelve month period prior to purchase.  As of December 31, 2007, the Russell 2000® Index included companies with market capitalizations that range from $27 million to $8.4 billion, and the companies included in the S&P Small Cap 600 Index ranged from $60 million to $4.9 billion.

The Fund invests in both “growth” and “value” stocks as it believes that this approach will result in more consistent performance over time than investing exclusively in “growth” or “value” stocks.  The Fund’s investment adviser utilizes a proprietary multi-factor scoring system based on quantitative criteria (such as price/cash flow ratios, working capital changes, and share dilution or accretion) to efficiently narrow the universe of small capitalization stocks to the most compelling investment opportunities.  Candidates that qualify are then subjected to a structured fundamental research process that takes into consideration factors such as a company’s overall business strategy, competitive advantages and disadvantages, use of and access to capital, market opportunities, and current valuation to identify those companies whose growth and profit potential are not yet fully reflected in the market value of their equity securities.

3.	What are the Principal Risks of Investing in the Fund?

Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

•	Market Risk: Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

•
Small-Cap Risk: Small companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of smaller companies are often more volatile and tend to have less trading volume than those of larger companies.  Less trading volume may make it more difficult to sell securities of smaller companies at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

Because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

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4.	How has the Fund Performed?

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing its total return for the year and how its average annual return for the year compares to the performance of the Russell 2000 Index and the Standard & Poor’s SmallCap 600 Index.  Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.  It may perform better or worse in the future.

SKYHAWK SMALL CAP FUND
(Total return for calendar year)

_______________

Note:
During the one year period shown on the bar chart, the Fund’s highest total return for a quarter was 2.65% (quarter ended June 30, 2007) and the lowest total return for a quarter was –10.70% (quarter ended December 31, 2007).

After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.  The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Average Annual Total Returns	Past	Since Inception
(for the periods ended December 31, 2007)	Year	(December 31, 2006)
Skyhawk Small Cap Fund
Return Before Taxes	-13.20%	-13.20%
Return After Taxes on Distributions	-13.20%	-13.20%
Return After Taxes on Distributions and Sale of Fund Shares	-8.58%	-8.58%
Russell 2000 Index(1)(3)	-1.57%	-1.57%
S&P SmallCap 600 Index(2)(3)	-0.30%	-0.30%
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(1)
The Russell 2000® Index is a popular measure of the stock performance of small companies.  It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000® Index.  The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

(2)
Standard & Poor’s U.S. indices are designed to reflect the U.S. equity markets and, through the markets, the U.S. economy.  The S&P SmallCap 600 Index is designed to represent the small cap segment of the U.S. equities market, covering approximately 3% of the U.S. equities market.

(3)	Reflects no deduction for fees, expenses or taxes.

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FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions	None
Redemption Fee	2.00%(1)
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.13%
Other Expenses	1.72%
Total Annual Fund Operating Expenses	2.85%
Less Expense Reimbursements and Fee Waivers	1.36%(2)
Net Annual Fund Operating Expenses	1.49%

(1)
If you redeem shares that you have owned less than 30 days, a 2.00% fee will be deducted from the value of your redemption proceeds.  This fee is payable to the Fund.  Our transfer agent charges a fee of $20.00 for each wire redemption.

(2)
The investment adviser has entered into an expense waiver and reimbursement agreement with the Fund under which the adviser has agreed, until at least September 30, 2009, to waive its fees and absorb expenses to the extent that Annual Fund Operating Expenses exceed 1.49% of average daily net assets.  The investment adviser can recapture any expenses or fees it has waived or reimbursed within a three-year period subject to the applicable cap of 1.49%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a five percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$152	$609	$1,231	$2,909

This Example reflects the contractual reimbursement obligation of 1.49% through September 30, 2009.

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OTHER INVESTMENT PRACTICES

Investment Objective

The Fund seeks long-term capital appreciation.  In order to provide a degree of flexibility, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee.  An investment in the Fund might not appreciate and investors could lose money.

The Fund may, in response to adverse market, economic or other conditions, take temporary defensive positions.  This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent it invests in money market instruments since these securities earn interest but do not appreciate in value.  When the Fund is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

Portfolio Turnover

The Fund’s annual portfolio turnover rate indicates changes in portfolio investments.  The Fund’s investment adviser will sell a security when appropriate and consistent with the Fund’s investment objective and investment strategies regardless of the effect on the Fund’s portfolio turnover rate.  Please note that buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs.  Payment of those transaction costs reduces total return.  The Fund’s annual portfolio turnover rate may exceed 100%.  (Generally speaking a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one-year period).  Although the higher turnover rate results in higher transaction costs and other expenses for the Fund, the Fund’s investment adviser believes that the portfolio transactions are in the best interests of the Fund’s shareholders.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

Skyhawk Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund.  The Adviser’s address is 6305 Humphreys Blvd., Suite 104, Memphis, TN 38120.

As investment adviser, the Adviser manages the investment portfolio of the Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell.  For the services provided by the Adviser during the last fiscal year, the Fund paid the Adviser an annual investment advisory fee equal to 1.00% of the Fund’s average daily net assets.

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A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement for the Fund with the Adviser is available in the Fund’s semi-annual report to shareholders for the most recent period ended March 31.

The Fund’s portfolio manager is Eric F. Crigler, CFA.  Prior to joining the Adviser, Mr. Crigler was a portfolio manager at Strong Capital Management, an investment advisory firm, since 1999.  Mr. Crigler has been the President of the Adviser since 2005.  The Adviser has been conducting an investment advisory business since January 2005.

The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Historical Performance of Investment Advisory Accounts Managed by the Adviser

Although the Adviser had no prior experience managing the portfolio of a mutual fund before December 31, 2006 (commencement of operations of the Fund), it has managed portfolios similar to the Fund and prior to joining the Adviser Mr. Crigler managed a portfolio similar to the Fund (the “Representative Accounts”).  The Representative Accounts include all portfolios managed by the Adviser or Mr. Crigler with objectives, strategies and policies substantially similar to those employed by the Fund.  The following performance data is historical and investors should not consider this performance data as an indication of the future performance of the Fund.  Investors should not rely on the historical performance data when making an investment decision.

All returns are time-weighted total rate of return and include the reinvestment of dividends and interest.  The performance data for the Representative Accounts is net of investment advisory fees and expenses.  The fees and expenses of the Representative Accounts were less than the estimated annual expenses of the Fund, except in 2004.  Except in 2004, the performance of the Representative Accounts would have been lower had they incurred higher fees and expenses.  The Representative Accounts were not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable may have adversely affected its performance results.  From 1999 through 2004 the assets in the Representative Accounts ranged from $0.7 million to $1.6 million, and were $26.7 million in 2005, $68.4 million in 2006 and $233.0 million in 2007.

The performance information for the indices is based on data supplied by the Adviser or from statistical services, reports or other sources that the Adviser believes are reliable, but such data has not been audited.

Annual Rate of Return

Years Ended
December 31,	1999	2000	2001	2002	2003	2004	2005	2006	2007
Representative
Accounts(1)	47.63%	20.71%	4.02%	(3.76%)	36.11%	22.48%	17.80%	5.02%	(12.02%)
Skyhawk Small
Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(13.20%)
Russell 2000®
Index(2)	21.26%	(3.02%)	2.49%	(20.48%)	47.25%	18.33%	4.55%	18.37%	(1.57%)

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			Since the Inception Date of the
SEC Annualized Total Returns			Representative Accounts
(As of December 31, 2007)	One Year	Five Years	(January 1, 1999)
Representative Accounts(1)	(12.02%)	12.66%	13.94%
Skyhawk Small Cap Fund	(13.20%)	N/A	N/A
Russell 2000® Index(2)	(1.57%)	16.25%	8.21%
_______________
(1)
Rate of return is shown net of management fees.  Except in 2004, shareholders in the Fund would have experienced lower rates of return than those shown because estimated annual expenses, including management fees, of the Fund are higher than the fees and expenses of the Representative Accounts.

(2)
The Russell 2000® Index is a popular measure of the stock performance of small companies.  It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000® Index.  The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

Please remember that performance may not be an indication of future rate of return.  Investor should consider qualitative circumstances when comparing investment returns and should only compare portfolios with generally similar investment objectives.

Distribution Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is closed on national holidays, Good Friday and weekends.  The Fund calculates the net asset value based on the market prices of the securities held by the Fund (other than money market instruments, which are generally valued at amortized cost, as explained below).  It values securities and other assets for which market quotations are not readily available or reliable by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell the security at the fair market value.

Short-term investments held with a remaining maturity of 60 days or less are generally valued at amortized cost, as the Board of Trustees believes that this method of valuing short-term investments approximates market value.  Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other

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appropriate sources; thereafter, they are generally valued at amortized cost.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to, securities for which the trading was halted during the day and not resumed prior to the closing of trading on the New York Stock Exchange.

The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day.  It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.  An investor’s purchase order or redemption request will be considered in good order if the letter of instruction includes the name of the Fund, the dollar amount or number of shares to be purchased or redeemed, the signature of all registered shareholders, including a signature guarantee when required, and the account number.  If an investor sends a purchase order or redemption request to the Fund’s corporate address, instead of to its transfer agent, the Fund will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

PURCHASING SHARES

Foreign Investors

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	New accounts
•	Individual Retirement Accounts$3,000
•	with automatic investment plan$1,000
•	All other Accounts$10,000*
•	with automatic investment plan$3,000*
 _______________

*	The Fund may accept initial investments of not less than $1,000 from trustees of the Fund and employees and officers of the Adviser.

b.	Existing accounts
•	Dividend reinvestmentNo Minimum
•	All other investments$100
•	with automatic investment planMinimum draw of $100

3.	Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance

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form attached to your individual account statements. (The Fund has additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 888-202-1338.

4.
Make your check payable to the Fund. All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept post dated checks, post dated online bill pay checks, or any conditional order or payment.  Mutual Shareholder Services, LLC (“MSS”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment check, automatic investment purchase or electronic funds transfer returned or which cannot be completed.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.	Send the application and check to:

Skyhawk Funds Trust
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH  44147

Making an Initial Investment by Wire

If you wish to open an account by wire, please contact the Fund’s transfer agent, MSS, at 888-202-1338 to make arrangements with a telephone service representative to wire your funds.

When you open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.

Making a Subsequent Investment by Wire

To make a subsequent investment by wire, please contact the Fund’s transfer agent, MSS, at 888-202-1338 before you wire funds,  to make arrangements for your wire with a telephone service representative.

Please remember that The Huntington National Bank must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and The Huntington National Bank are not responsible for the consequences of delays resulting from the banking or federal reserve wire system, or from incomplete wiring instructions.

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Purchasing Shares From Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

•
Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•
Be allowed to purchase shares by telephone with payment to follow the next day (provided the Servicing Agent has received both the purchase order and payment from the investor before 4:00 p.m. Eastern Time).  If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

•
Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Telephone Purchases

The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase

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option for your account, complete the appropriate section in the New Account Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Fund’s transfer agent, MSS. Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Fund’s shares. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, MSS must receive your purchase order prior to the close of regular trading on such date. Most transfers are completed within one business day. Telephone purchases may be made by calling 888-202-1338.

Other Information about Purchasing Shares of the Fund

The Fund may reject any purchase order for any reason. The Fund will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund will not issue certificates evidencing shares, although it will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases of shares on a regular and convenient basis.  A description of the automatic investment plan is available in the Fund’s Statement of Additional Information.  The Fund also offers the following retirement plans:

•	Traditional IRA
•	Roth IRA
•	SEP-IRA

Investors can obtain further information about the automatic investment plan and the IRAs by calling the Fund at 888-202-1338. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

Please be aware that the Fund is not registered for sale in all states.

Anti-Money Laundering Compliance

The Fund and its distributors are required to comply with various anti-money laundering laws and regulations. Consequently, the Fund or the Fund’s distributor may request additional information from you to verify your identity and source of funds. In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent, MSS, will verify certain information on your New Account Application as part of the Fund’s anti-money laundering program. As requested on the New Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent at 888-202-1338 if you need additional assistance completing your New Account Application. If the Fund or the Fund’s distributor do not have reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until clarifying

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information is received. The Fund also reserves the right to close an account within five business days if clarifying information or documentation is not received.  If at any time the Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account. It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund or its distributor to inform the shareholder that it has taken the actions described above.

Householding

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 888-202-1338. We will begin sending you individual copies 30 days after receiving your request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•
additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund’s transfer agent, MSS, in advance, at 888-202-1338 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Have the signature guaranteed in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	When establishing or modifying certain services on an account;

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•	If a change of address accompanies your redemption request or was received by the Transfer Agent within the last 30 days;

•	For all redemptions in excess of $100,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Fund’s transfer agent, MSS, reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notarized signature is not an acceptable signature guarantee.

4.	Send the letter of instruction to:

  Skyhawk Funds Trust
  c/o Mutual Shareholder Services, LLC
  8000 Town Centre Drive, Suite 400
  Broadview Heights, OH  44147

How to Redeem (Sell) Shares by Telephone

1.
Instruct the Fund’s transfer agent, MSS, that you want the option of redeeming shares by telephone. This can be done by completing the New Account Application. If you have already opened an account, you may write to MSS requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in individual retirement accounts cannot be redeemed by telephone.

2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

3.
Call MSS at 888-202-1338.  Please do not call the Fund or the Adviser.  (The maximum redemption allowed by telephone is $100,000.  However, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.)

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•	MSS receives your written request in good order with all required information.

•	MSS receives your authorized telephone request in good order with all required information.

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If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•
MSS will generally send redemption proceeds on the day after it receives the redemption request in good order with all required information, but not later than the seventh day following the redemption.  However, the Fund may direct MSS to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.  Proceeds may be sent by check to your address of record, they may be wired to your bank account of record (if you have elected to receive redemption proceeds by wire), or they may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, to a pre-determined bank account.  Wires are subject to a $20 fee paid by you, but you do not incur any charges when proceeds are sent via the ACH system.  Credit for proceeds sent via the ACH network are available within 2-3 days.

•	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

•	As permitted by the Investment Company Act, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.

•
If you purchased shares by check or Electronic Funds Transfer, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and transfer of funds have cleared (which may take up to 10 days from the date of purchase).

•	MSS will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•
The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and MSS may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor MSS will be liable for following instructions for telephone redemption transactions that they

888.202.1338
13

reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact MSS by telephone, he or she should make a redemption request in writing in the manner described earlier.

•	MSS currently charges a fee of $20 when transferring redemption proceeds to your designated bank account by wire.

•
If your account balance falls below $500, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

•
While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in kind.” This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than with cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of the Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with efficient management of the Fund’s portfolio, increasing brokerage and administrative costs and potentially diluting the value of its shares.  Accordingly, the Board of Trustees discourages frequent repurchases and redemptions of shares of the Fund by:

•
Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares.

•	Imposing a 2.00% redemption fee on redemptions that occur within 30 days of the share purchase.

The Fund relies on intermediaries to determine when a redemption occurs within 30 days of purchase.  The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.  Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request.  Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.  The market timing policy does not apply to: (1) shares purchased through reinvested distributions (dividends and capital gains); (2) shares held in employer-sponsored retirement plans, such as 401(k) plans, but does apply to IRA accounts; (3) shares purchased through the automatic investment plan; or (4) shares sold through the systematic withdrawal plan.  A description of the automatic investment plan and the systematic withdrawal plan is available in the Fund’s Statement of Additional Information.

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14

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option: Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	All Cash Option: Both dividend and capital gains distributions will be paid in cash.

•
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

You may make this election on the New Account Application. You may change your election by writing to Mutual Shareholder Services, LLC or by calling 888-202-1338.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

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15

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal year.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate that an investor would have lost on an investment in the Fund.  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report which is available upon request.

	For the Period From
	December 31, 2006+
	to
	September 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized losses on investments	(0.26)
Total from investment operations	(0.28)
Less distributions:
Distribution from net investment income	—
Distribution from net realized gains	—
Total from distributions	—
Net asset value, end of period	$9.72

TOTAL RETURN	(2.80	%)*

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	28,608
Ratio of expenses to average net assets	2.85	%**
Ratio of expenses (after reimbursement and indemnification)
to average net assets (a)	1.49	%**
Ratio of net investment loss to average net assets	(1.63	%)**
Ratio of net investment loss to average net assets
(after reimbursement and indemnification) (a)	(0.27	%)**
Portfolio turnover rate	101.2%

+	Commencement of operations.
*	Not Annualized.
**	Annualized.
(a)	Computed after giving effect to Adviser’s expense limitation and indemnity agreements.

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16

PRIVACY POLICY
Skyhawk Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

[Not part of the Prospectus.]

To learn more about the Skyhawk Small Cap Fund you may want to read the Fund’s Statement of Additional Information (or “SAI”) which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 888-202-1338, or by visiting the Fund’s website (http:// www.skyhawkfunds.com).

Prospective investors and shareholders who have questions about the Fund may also call the above number or write to the following address:

Skyhawk Funds Trust
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH  44147

The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about this Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

Please refer to the Investment Company Act File No. 811-21957 of the Fund when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION

Dated February 1, 2008

SKYHAWK SMALL CAP FUND

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Toll free 888-202-1338

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated February 1, 2008 of Skyhawk Funds Trust (the “Trust”).  The Fund’s Annual Report to Shareholders dated September 30, 2007 has been incorporated by reference into this SAI.  A copy of the Prospectus and Annual Report may be obtained without charge from the Trust at the address and telephone number set forth above.

TABLE OF CONTENTS

Page

FUND HISTORY AND CLASSIFICATION

2

INVESTMENT RESTRICTIONS

2

INVESTMENT CONSIDERATIONS

3

PORTFOLIO TURNOVER

9

DISCLOSURE OF PORTFOLIO HOLDINGS

9

TRUSTEES AND OFFICERS OF THE TRUST

10

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

14

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN and TRANSFER AGENT

15

portfolio manager

18

DETERMINATION OF NET ASSET VALUE

19

DISTRIBUTION OF SHARES

20

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

20

REDEMPTION OF SHARES

21

SYSTEMATIC WITHDRAWAL PLAN

21

ALLOCATION OF PORTFOLIO BROKERAGE

22

TAXES

23

SHAREHOLDER MEETINGS AND ELECTION OF TRUSTEES

24

CAPITAL STRUCTURE

25

INDEPENDENT registered public accounting firm

25

FINANCIAL STATEMENTS

25

DESCRIPTION OF SECURITIES RATINGS

25

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and Prospectus dated February 1, 2008 and, if given or made, such information or representations may not be relied upon as having been authorized by Skyhawk Funds Trust.  This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

Skyhawk Funds Trust (the “Trust”), a Delaware statutory trust organized on September 29, 2006, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently has one portfolio:  the Skyhawk Small Cap Fund (the “Fund”).  This Statement of Additional Information provides information about the Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions, which are matters of fundamental policy.  The Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of (i) 67% of the Fund’s shares present or represented at a shareholder’s meeting at which the holders of more than 50% of such shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.

1.

The Fund may not purchase securities of any issuer if the purchase would cause more than five percent of the value of the Fund’s total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than ten percent of the outstanding voting securities of any one issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

2.

The Fund may sell securities short and write put and call options to the extent permitted by the 1940 Act.

3.

The Fund may not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions), except that the Fund may (i) borrow money to the extent permitted by the Act, as provided in Investment Restriction No. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

4.

The Fund may borrow money or issue senior securities to the extent permitted by the 1940 Act.

5.

The Fund may pledge, hypothecate or otherwise encumber any of its assets to secure its borrowings.

6.

The Fund may not act as an underwriter or distributor of securities other than of its shares, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

7.

The Fund may not make loans, including loans of securities, except the Fund may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and the Fund may enter into repurchase agreements.

8.

The Fund may not invest 25% or more of its total assets (as of the time of purchase) in securities of non-governmental issuers whose principal business activities are in the same industry.

9.

The Fund may not make investments for the purpose of exercising control or acquiring management of any company.

10.

The Fund may not invest in real estate or real estate mortgage loans or make any investments in real estate limited partnerships.

11.

The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts, options on futures contracts and other similar instruments.

The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval.  These additional restrictions are as follows:

12.

The Fund will not acquire or retain any security issued by a company, an officer or trustee which is an officer or trustee of the Trust or an officer, trustee or other affiliated person of the Fund’s investment adviser.

13.

The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

14.

The Fund may purchase shares of money market mutual funds to the extent permitted by the Act.  The Fund will not purchase the securities of other investment companies, except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 15% of the Fund’s net assets would be invested in shares of registered investment companies.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made.  If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in the Fund’s investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS

The Fund’s prospectus describes their principal investment strategies and risks.  This section expands upon that discussion and also describes non-principal investment strategies and risks.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”), although it has no present intention of doing so.  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions

(“restricted securities”).  However, certain restricted securities that may be resold pursuant to Regulation S or Rule 144A under the Securities Act may be considered liquid.  Regulation S permits the sale abroad of securities that are not registered for sale in the United States.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.  The Board of Trustees of the Trust has delegated to Skyhawk Capital Management, LLC (the “Adviser”) the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price that prevailed when it decided to sell.  Illiquid restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.

Borrowing

The Fund may borrow money for investment purposes, although it has no present intention of doing so. Borrowing for investment purposes is known as leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity.  Since substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value (“NAV”) per share of the Fund, when it leverages its investments, will increase more when the Fund’s portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case.  Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  As required by the Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three business days.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sales.

In addition to borrowing for investment purposes, the Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes.  For example, the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  To the extent such borrowings do not exceed 5% of the value of the Fund’s total assets at the time of borrowing and are promptly repaid, they will not be subject to the foregoing 300% asset coverage requirement.

Warrants and Convertible Securities

The Fund may purchase rights and warrants to purchase equity securities, although it has no present intention of doing so.  Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.  Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations that are convertible into or exchangeable for common stocks).  The Adviser will select only those convertible securities for which it believes (i) the underlying common stock is a suitable investment for the Fund and (ii) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation.  Most of the Fund’s investment in convertible debt securities will be rated less than investment grade.  Debt securities rated less than investment grade are commonly referred to as “junk bonds.”

Money Market Instruments

The Fund may invest in cash and money market securities.  The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period.  While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.  The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities.  The Adviser will monitor the creditworthiness of each of the firms that is a party to a repurchase agreement with the Fund.  In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay.  However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Fund would suffer a loss.  The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.  Repurchase agreements usually are for short periods, such as one week or less, but may be longer.  It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments).  In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

American Depository Receipts

The Fund may invest in American Depository Receipts (“ADRs”).  ADRs evidence ownership of underlying securities issued by a foreign corporation.  ADR facilities may be either “sponsored” or “unsponsored.”  While similar, distinctions exist relating to the rights and duties of ADR holders and market practices.  A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested.  Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees.  The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights.  Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR.  Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.  The Fund may invest in sponsored and unsponsored ADRs.

Investment Company Securities

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (exchange-traded funds ("ETFs") or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the NASD for funds of funds.

ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock ("QQQs"), and iShares.  SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM ("S&P 500 Index").  SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.  The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA.  QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index.  Shares trade on the AMEX under the symbol QQQ.  The iShares are managed by Barclays Global Investors, N.A. ("Barlcays").  They track many different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Lehman Brothers U.S. Aggregate Index and the Lehman 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index.  Barclays offers iShares fixed income ETFs that track a particular Lehman Brothers' bond index.  ETFS (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund's Adviser believes it is in the fund's interest to do so.  A fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Other

Although the Fund may sell securities short or write put or call options to the extent permitted by the 1940 Act, it has no present intention to do so. In addition, although the Fund may enter into futures contracts, options on futures contracts and other similar instruments, it has no present intention to do so

PORTFOLIO TURNOVER

The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.  High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information, but only on an as needed basis in connection with their services to the Fund.  These third party service providers are the Fund’s administrator, Fiduciary Management, Inc., the Fund’s legal counsel, Thompson Hine LLP, the Fund’s transfer agent Mutual Shareholder Services, LLC, the Fund’s independent registered public accountants, PricewaterhouseCoopers LLP, and the Fund’s custodian, The Huntington National Bank. The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.  Each of these parties is contractually and/or ethically prohibited from sharing the Fund’s portfolios unless specifically authorized by the Fund.

Rating and Ranking Organizations

The Fund may provide its portfolio holdings to the following rating and ranking organizations:

Morningstar, Inc.

Lipper, Inc.

Bloomberg L.P.

Thomson Financial Research

The Fund’s management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The Fund may not pay these organizations or receive any compensation from them for providing this information.

The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not prior to ten business days following the end of the period.

Website Disclosure

The Fund publishes its top ten positions at the end of each calendar quarter on its website www.skyhawkfunds.com.  This information is updated approximately 15 to 30 business days following the end of each quarter.  It is available to anyone that visits the website.

Oversight

The Fund maintains written policies and procedures (as described above) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  Only the Board of Trustees may authorize the disclosure of the Fund’s portfolio holdings prior to the public disclosure of such information.

The officers of the Fund receive reports on a regular basis as to any purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund.  The officers of the Fund will report to the Board of Directors any such unusual trading in shares of the Fund.  Specifically, the Trust’s chief compliance officer addresses issues relating to the disclosure of portfolio holdings, if any, in its annual report to the trustees.

There may be instances where the interests of the Fund’s shareholders respecting the disclosure of information without portfolio securities may conflict with the interests of the Fund’s investment adviser or an affiliated person of the Fund.  In such situations, the Board of Trustees will be afforded the opportunity to determine whether or not to allow such disclosure.

TRUSTEES AND OFFICERS OF THE TRUST

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees.

Trustees’ and Officers’ Information

Certain important information regarding each of the trustees and officers of the Trust (including their principal occupations for at least the last five years) is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees*
Eric Crigler, CFA Year of Birth: 1967 c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147	President and Treasurer Trustee	One Year Term Since 2006 Indefinite, Until Successor Elected Since 2006	Mr. Crigler founded Skyhawk Capital Management, LLC in January 2005. Prior to founding Skyhawk Capital Management, LLC, he was a Portfolio Manager and the Director of Equity Research at Strong Capital Management.	1	None
Non-Interested Trustees**
Scott Smart Year of Birth: 1962 c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147	Trustee	Indefinite, Until Successor Elected Since 2006	Mr. Smart is, and has been during the past five years, a professor of finance at Indiana University.	1	None
Dana Russart Year of Birth: 1958 c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147	Trustee	Indefinite, Until Successor Elected Since 2006	Ms. Russart is in a finance position with School Sisters of Notre Dame, a non-profit organization. Previously, Ms. Russart was a Vice President at Strong Capital Management for over five years.	1	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Officers (other than Mr. Crigler)

Gregory B. Getts Year of Birth: 1957 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147	Secretary	One Year Term Newly Elected	Mr. Getts is the President/Owner of Mutual Shareholder Services, LLC, the Fund’s transfer agent, which he founded in 1999.	N/A	N/A
Ellen Rice Year of Birth: 1955 c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147	Chief Compliance Officer	At Discretion of the Board Since 2007

Ms. Rice assists with operations and compliance activities for Skyhawk Capital Management, LLC.  Since 2005 she has been responsible for the oversight of assets in a private family office, Dobbs Management Services, LLC.    Ms. Rice was employed by Life Strategies of AR, LLC, from 2003 to 2005 and Medshares, Inc. from 1995 to 2003.

				N/A	N/A

* “Interested” trustees are trustees who are deemed to be “interested persons” (as defined in the Act) of the Trust.  Mr.

    Crigler is an interested trustee because of his ownership in the Adviser and because he is an officer of the Trust.

     ** “Non-Interested” trustees are trustees who are trustees who are not deemed to be “interested persons” (as defined in the Act) of the Trust.

Equity Ownership of Trustees

The following table describes the dollar range of shares of the Fund beneficially owned by each Trustee as of December 31, 2007:

Name of Director or

Dollar Range of Equity

      Nominee

Securities in the Fund

Interested Directors

Eric Crigler

Over $100,000

Non-Interested Directors

Dana Russart

$1 - $10,000

Scott Smart

$1 - $10,000

Compensation

  Officers that are affiliated with the Adviser, and interested trustees do not receive any compensation.    The Trust’s standard method of compensating the non-interested trustees is to pay each such trustee an annual retainer of $6,000, of which $4,000 is paid in shares of the Fund and $2,000 in cash.  The Trust also reimburses such trustees for their reasonable travel expenses incurred in attending meetings of the Board of trustees.  The Trust does not provide pension or retirement benefits to its trustees and officers.  The table below shows the aggregate compensation paid by the Trust to each non-interested trustee during the Trust’s fiscal period ended September 30, 2007.  The officers that are affiliated with the Adviser and interested trustees of the Trust are not included in this table, as they will not receive any compensation from the Trust.  Mr. Getts has agreed to serve as Secretary of the Trust for the fiscal year ending September 30, 2008 for an annual fee of $400.

Name of Trustee	Aggregate Compensation from Trust	Total Compensation from Trust Paid to Trustees
Scott Smart	$4,500	$4,500
Dana Russart	$4,500	$4,500

Committees

The Trust’s Board of Trustees has an Audit Committee, whose members are Scott Smart and Dana Russart.  The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Trust’s internal controls and to review certain other matters relating to the Trust’s independent registered public accounting firm and financial records.  The Trust’s Board of Trustees has no other committees.  The Audit Committee met twice during the fiscal year ended September 30, 2007.

Proxy Voting Policy

The Fund has directed the Adviser to vote proxies in accordance with the “Wall Street Rule” (i.e., the Adviser will either vote as management recommends or sell the stock prior to the meeting).  The Fund believes that following the “Wall Street Rule” is consistent with the economic best interests of the Fund.  Consistent with its duty of care, the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Fund invests.

There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of the Fund.  In such situations the Adviser will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, the “Wall Street Rule,” but only after disclosing any such conflict to the Trust’s Board of Trustees prior to voting and affording the Board the opportunity to direct the Adviser in the voting of such securities.

Information on how the Fund voted proxies relating to its portfolio securities during the twelve-month period ending June 30 is available by calling the Fund at 888-202-1338 or at the website of the SEC at http://www.sec.gov.

Code of Ethics

The Trust and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act.  The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund.  The code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Set forth below are the names and addresses of all holders of the Fund’s shares who, as of December 31, 2007, owned of record or beneficially owned more than 5% of the then outstanding shares of the Fund, as well as the number of shares of the Fund’s beneficially owned by all officers and directors of the Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.

Name and Address	Amount and Nature of
of Beneficial Owner	Beneficial Ownership
	Sole Power	Shared Power	Aggregate	Percent
Legacy Capital LP (1) 1000 Ridgeway Loop Road Suite 203 Memphis, TN 38120	-	2,724,558	2,724,558	92.43%

William H. Lawson, Jr. 2003 Trust 4839 Fleetview Avenue Memphis, TN 38117	153,671		153,671	5.21%

Officers and Directors as a group (5 persons)	-	-	39,359	1.34%

(1) Legacy Capital, an affiliate of the Adviser, owns sufficient shares of the Fund to approve or disapprove all matters brought before shareholders of the Trust, including election of trustees of the Trust.  The Trust does not control any person.

INVESTMENT ADVISER, ADMINISTRATOR,
CUSTODIAN AND TRANSFER AGENT

The Adviser

The investment adviser to the Fund is Skyhawk Capital Management, LLC (the “Adviser”), 6305 Humphreys Blvd., Suite 104, Memphis, TN 38120.  Skyhawk Capital Management, LLC is controlled by its members, Eric Crigler, CFA, the John Hull Dobbs Trust, the John H. Dobbs, Jr. 1985 Trust, the Juliette C. Dobbs 1985 Trust, the Edward J. Dobbs Grantor Trust and the Caroline Kirby Dobbs 1985 Trust.

Pursuant to the Advisory Agreement, the Adviser furnishes continuous investment advisory services to the Fund.  The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Trustees of the Trust may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund.  Under the Advisory Agreement, the Adviser, at its own expense and without separate reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund and maintaining its organization; bears all sales and promotional expenses of the Fund, other than distribution expenses paid by the Fund pursuant to the Fund’s Service and Distribution Plan, and expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and trustees of the Trust (except the fees paid to trustees who are not officers of the Trust).  For the foregoing, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% of the Fund’s average daily net assets.

The Fund pays all of its expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing the registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the

 SEC and in various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses incurred in connection with portfolio transactions.  The Trust also pays the fees of trustees who are not officers of the Trust, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian having custody of assets of the Fund, expenses of calculating NAVs and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

Pursuant to the Advisory Agreement, the Adviser has undertaken to reimburse the Fund to the extent that its aggregate annual operating expenses, including the investment advisory fee, but excluding interest, dividends on short positions, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3.00%.

In addition, under a separate agreement, the Adviser has contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that aggregate annual operating expenses do not exceed 1.49% annually through September 30, 2009.  Only the Board of Trustees has the power to terminate this agreement prior to September 30, 2009.  The Adviser has a right to receive reimbursement for fee reductions and/or expense payments made pursuant to this agreement made in the prior three fiscal years, provided that after giving effect to such reimbursement aggregate annual operating expenses of the Fund do not exceed 1.49% of the Fund’s average daily net assets in the year of reimbursement.

The Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  During the period December 31, 2006 (commencement of operations) through the fiscal year ended September 30, 2007, the Fund was reimbursed $125,427 of which $109,575 is subject to reimbursement by the Fund to the Adviser as described above not later than September 30, 2010.

The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the majority of the Fund’s shareholders on 60 days’ written notice to the Adviser, and by the Adviser on the same notice to the Trust, and that it shall be automatically terminated if it is assigned.

The Advisory Agreement provides that the Adviser shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Advisory Agreement also provides that the Adviser and its officers, trustees and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Administrator

The administrator to the Trust is Fiduciary Management, Inc. (the “Administrator”).  Pursuant to the Fund Administration Servicing Agreement entered into between the Trust and the Administrator relating to the Fund (the “Administration Agreement”), the Administrator prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund’s net asset value, responds to shareholder inquiries, prepares the Fund’s financial statements and excise tax returns, prepares certain reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps up and maintains the Fund’s financial and accounting records and generally assists in all aspects of the Fund’s operations.  The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement.  For the foregoing, the Administrator will receive from the Fund a fee, paid monthly, of $25,000 for the first year fiscal year of the Fund and $35,000 for the second fiscal year of the Fund, and thereafter at an annual rate of 0.20% for the first $25 million of the Fund’s average net assets, 0.10% on the next $20 million of the Fund’s average net assets, and 0.05% of the Fund’s average net assets in excess of $45 million.  The Administrator separately charges the Fund varying fees for blue-sky filings.  The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust upon the giving of 90 days’ written notice to the Administrator, or by the Administrator upon the giving of 90 days’ written notice to the Trust.  During the period December 31, 2006 (commencement of operations) through the fiscal year ended September 30, 2007, the Fund paid the Administrator $20,350 pursuant to the Fund’s Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties.  The Administration Agreement also provides that the Administrator and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Custodian

The Huntington National Bank, Huntington Center, Columbus, Ohio 43287, acts as custodian for the Fund.  As such, The Huntington National Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund.

 The Huntington National Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

Transfer Agent and Dividend Disbursing Agent

Mutual Shareholder Services, LLC acts as the Fund’s transfer agent and dividend disbursing agent.  Its address is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio

 44147.  As transfer and dividend disbursing agent, Mutual Shareholder Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts and (v) make periodic reports to the Fund.  Gregory Getts, an officer of Mutual Shareholder Services, LLC, is also an officer of the Fund.  During the period December 31, 2006 (commencement of operations) through the fiscal year ended September 30, 2007, the Fund paid Mutual Shareholder Services, LLC $3,886, pursuant to its agreement.

Distributor

Unified Financial Securities, Inc., acts as distributor for the Fund under a Distribution Agreement.  Its principal business address is 2960 North Meridian Street, Indianapolis, IN  46208.  Unified Financial Securities, Inc. sells the Fund’s shares on a best efforts basis.  Shares of the Fund are offered continuously.  Pursuant to the Distribution Agreement, the distributor receives compensation based on the expenses it actually incurs and this compensation is paid under the Fund’s Service and Distribution Plan discussed below.

PORTFOLIO MANAGER

The sole investment adviser to the Fund is Skyhawk Capital Management, LLC.  The portfolio manager for the Fund has responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2007.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Eric Crigler, CFA	-0-	-0-	14 accounts $227.8 million	-0-	-0-	-0-

The portfolio manager is responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies.  The side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio manager is compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio manager as of December 31, 2007.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method)
Eric Crigler, CFA	Salary and Bonus	Skyhawk Capital Management, LLC

The board of managers of Skyhawk Capital Management determines Mr. Crigler’s salary on an annual basis, and it is a fixed amount throughout the year.  It is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolios.  Mr. Crigler may also earn a bonus based on the profitability of Skyhawk Capital Management.

The dollar range of shares of the Fund beneficially owned by Mr. Crigler as of September 30, 2007 is $100,001-$500,000.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund will normally be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The NYSE also may be closed on national days of mourning.  The staff of the SEC considers the NYSE to be closed on any day when it is not open for trading the entire day.  On those days the Fund may, but is not obligated to, determine its NAV.

The per share net asset value of the Fund is determined by dividing the value of the Fund’s net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time.  In determining the net asset value of the Fund’s shares, securities that are listed on national securities exchanges are valued at the last sales price on the securities exchange on which such securities are primarily traded.  Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively “Nasdaq traded securities”) are valued at the Nasdaq Official

 Closing Price (“NOCP”).  Exchange-traded securities for which there were no transactions and Nasdaq traded securities for which there is no NOCP are valued at the most recent bid price.  Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available.  Any securities for which there are no readily available market quotations and other assets will be valued at their value as determined in good faith by the Board of Trustees.

DISTRIBUTION OF SHARES

The Trust has adopted a Service and Distribution Plan (the “Plan”).  The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sale of shares, thereby reducing the Fund’s expense ratio and providing the Advisor greater flexibility in management.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets.  Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.  To the extent any activity is one that the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

The Plan may be terminated by the Fund at any time by a vote of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of the Fund.  Scott Smart and Dana Russart are currently the Rule 12b-1 Trustees.  Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of the Fund’s shares.

While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust.  The Board of Trustees of the Trust must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor or officers of the Trust.  The Plan will continue in effect for as long as the Board of Trustees, including the Rule 12b-1 Trustees, specifically approves its continuance at least annually.  During the period December 31, 2006 (commencement of operations) through the fiscal year ended September 30, 2007, the Fund incurred distribution costs of $18,454 under the Plan.  Of this amount, $4,701 was spent on advertising and promotional expenses, $171 was spent on printing and mailing of prospectuses to other than current shareholders, $7,582 was spent on travel expenses and $6,000 was paid to Unified Financial Securities, Inc.

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

The Fund offers an automatic investment option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account on a monthly or quarterly basis.  The minimum amount required to open an account with an automatic investment plan is $3,000, except for individual retirement accounts, where the minimum is $1,000.  (However, the Fund may accept minimum initial investments of not less than $1,000 from trustees of the Fund and employees and officers of the Adviser.)  The minimum investment amount thereafter (for all accounts) is $100 per draw.

The Fund offers a telephone purchase option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions.  To have Fund shares purchased at the NAV determined as of the close of regular trading on a given date, Mutual Shareholder Services, LLC must receive the purchase order before the close of regular trading on such date.  Most transfers are completed within one business day.  The minimum amount that can be transferred by telephone is $1,000.

REDEMPTION OF SHARES

A shareholder’s right to redeem shares of the Fund will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (i) trading on the NYSE is restricted pursuant to rules and regulations of the SEC; (ii) the SEC has by order permitted such suspension; or (iii) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

The Fund imposes a 2% redemption fee on the value of shares redeemed less than 30 days after purchase.  The redemption fee will not apply to (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans, but will apply to IRA accounts; (c) shares purchased through the automatic investment plan; or (d) shares sold through the systematic withdrawal plan.  The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

In calculating whether a redemption of the Fund’s shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest.  The fee will be calculated based on the current NAV of the shares as of the redemption date.

SYSTEMATIC WITHDRAWAL PLAN

An investor who owns shares of the Fund worth at least $50,000 at the current NAV may, by completing an application which may be obtained from the Trust or Mutual Shareholder Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals.  To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Trust and appoints the Trust as agent to effect redemptions of shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account.  Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Trust is required.  The investor’s signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemptions of shares in the account at the current NAV.  Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly, quarterly or yearly, but in no event more frequently than monthly) selected by the investor.  If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the following business day.  When establishing a Systematic Withdrawal Plan, the Fund recommends that investors elect to reinvest in additional Fund shares, at NAV, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account.  The investor may deposit additional Fund shares in his or her account at any time.

Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.

The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying Mutual Shareholder Services, LLC in writing 30 days prior to the next payment.

ALLOCATION OF PORTFOLIO BROKERAGE

General

The Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Trust’s Board of Trustees.  Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Trust’s Board of Trustees.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs.  Many of these transactions involve payment of a brokerage commission by the Fund.  In some cases, transactions are with firms who act as principals of their own accounts.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability.  The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when a market maker sells a security and “markdowns” when the market maker purchases a security).  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker that provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

Brokerage Commissions

During the period December 31, 2006 (commencement of operations) through the fiscal year ended September 30, 2007, the Fund paid brokerage commissions of $82,141 on transactions for which brokerage commissions were paid of $62,702,898.  Of the brokerage commissions paid by the Fund in the period ended September 30, 2007, all but $11,331 on transactions for which commissions were paid of $27,730,736 were paid to brokers who provided research services to the Adviser.

TAXES

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

Taxation as Regulated Investment Company

The Fund has qualified, and intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

In order to qualify as a regulated investment company under Subchapter M, the Fund must have at least 90% of its annual gross income derived from qualified sources and the Fund must have at least 50% of its assets invested in qualified assets for each quarter during a fiscal year, in addition to meeting other code requirements.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Tax Character of Distributions and Redemptions

The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year.  Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares.  Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution.  Furthermore, if the NAV of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him or her.

Redemption of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long term or short term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Backup Withholding

The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his or her social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the under reporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

SHAREHOLDER MEETINGS AND ELECTION OF TRUSTEES

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings.  The Trust, however, must hold shareholder meetings for such purposes as, for example:  (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment restrictions of the Fund; and (iii) filling vacancies on the Board of Trustees in the event that less than a majority of the Board of Trustees were elected by shareholders or if filling a vacancy would result in less than two-thirds of the trustees having been elected by shareholders.  In addition, the shareholders may remove any trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding.  Trustees may appoint successor trustees.

CAPITAL STRUCTURE

Shares of Beneficial Interest

The Trust will issue new shares at its most current NAV.  The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Trust has registered an indefinite number of the Fund shares under Rule 24f-2 of the 1940 Act.  Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights.  The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable.  Shares have no preemptive, cumulative voting, subscription or conversion rights.  Shares can be issued as full shares or as fractions of shares.  A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

The trustees may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202 has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2008, whose services include auditing the Fund’s financial statements.

FINANCIAL STATEMENTS

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2007, of the Skyhawk Funds Trust (File No. 811-21957) as filed with the Securities and Exchange Commission on Form N-CSR on December 7, 2007:

Statement of Net Assets

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Annual Report is available without charge, upon request.  To request the report, call 1-888-202-1338.

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”).  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The categories rated A-3 or higher are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1.”

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody’s Short-Term Debt Ratings.

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations, which have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

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Leading market positions in well-established industries.

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High rates of return on funds employed.

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Conservative capitalization structure with moderate reliance on debt and ample asset protection.

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Broad margins in earnings coverage of fixed financial charges end high internal cash generation.

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Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

The Fund may invest in debt securities of foreign countries rated AAA or AA by Standard & Poor’s.